Exhibit (d)(62)

SCHEDULE A

To the General Research Services Agreement

Dated as of January 20, 2006

Trust	Fund
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund
Fidelity California Municipal Trust	Fidelity California Municipal Income Fund
Fidelity California Municipal Trust	Fidelity California Short-Intermediate Tax-Free Bond Fund
Fidelity California Municipal Trust II	Fidelity California AMT Tax-Free Money Market Fund
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund
Fidelity Central Investment Portfolios II LLC	Fidelity 1-3 Year Duration Securitized Bond Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Commercial Mortgage-Backed Securities Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-5 Year Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-10 Year Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Mortgage Backed Securities Central Fund
Fidelity Central Investment Portfolios II LLC	Fidelity Tactical Income Central Fund
Fidelity Charles Street Trust	Fidelity Asset Manager 20%
Fidelity Charles Street Trust	Fidelity Asset Manager 30%
Fidelity Charles Street Trust	Fidelity Asset Manager 40%
Fidelity Charles Street Trust	Fidelity Asset Manager 50%
Fidelity Charles Street Trust	Fidelity Asset Manager 60%
Fidelity Charles Street Trust	Fidelity Asset Manager 70%
Fidelity Charles Street Trust	Fidelity Asset Manager 85%
Fidelity Charles Street Trust	Fidelity Broad Market Opportunities Fund
Fidelity Charles Street Trust	Fidelity Global Balanced Fund
Fidelity Colchester Street Trust	Government Portfolio
Fidelity Colchester Street Trust	Money Market Portfolio
Fidelity Colchester Street Trust	Prime Money Market Portfolio
Fidelity Colchester Street Trust	Tax-Exempt Portfolio
Fidelity Colchester Street Trust	Treasury Only Portfolio
Fidelity Colchester Street Trust	Treasury Portfolio
Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund
Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund
Fidelity Court Street Trust II	Fidelity New Jersey AMT Tax-Free Money Market Fund
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund
Fidelity Fixed-Income Trust	Fidelity Dynamic Strategies Fund
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund
Fidelity Fixed-Income Trust	Fidelity Intermediate Bond Fund
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund
Fidelity Fixed-Income Trust	Fidelity Series Investment Grade Bond Fund
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund
Fidelity Fixed-Income Trust	Fidelity Strategic Dividend & Income Fund
Fidelity Fixed-Income Trust	Fidelity Strategic Real Return Fund
Fidelity Fixed-Income Trust	Fidelity Tax-Free Bond Fund
Fidelity Fixed-Income Trust	Fidelity U.S. Bond Index Fund
Fidelity Fixed-Income Trust	Money Market Portfolio
Fidelity Fixed-Income Trust	Spartan Intermediate Treasury Bond Index Fund
Fidelity Fixed-Income Trust	Spartan Long-Term Treasury Bond Index Fund
Fidelity Fixed-Income Trust	Spartan Short-Term Treasury Bond Index Fund
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund
Fidelity Garrison Street Trust	VIP Investment Grade Central Fund
Fidelity Hereford Street Trust	Fidelity Government Money Market Fund
Fidelity Hereford Street Trust	Fidelity Money Market Fund
Fidelity Hereford Street Trust	Fidelity U.S. Treasury Money Market Fund
Fidelity Income Fund	Fidelity Ginnie Mae Fund
Fidelity Income Fund	Fidelity Government Income Fund
Fidelity Income Fund	Fidelity Intermediate Government Income Fund
Fidelity Income Fund	Fidelity Total Bond Fund
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts AMT Tax-Free Money Market Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Income Fund
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund
Fidelity Money Market Trust	Retirement Government Money Market Portfolio
Fidelity Money Market Trust	Retirement Money Market Portfolio
Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund
Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund
Fidelity Municipal Trust	Fidelity Municipal Income Fund
Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund
Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund
Fidelity Municipal Trust	Fidelity Short-Intermediate Municipal Income Fund
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund
Fidelity Newbury Street Trust	Prime Fund
Fidelity Newbury Street Trust	Tax-Exempt Fund
Fidelity Newbury Street Trust	Treasury Fund
Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund
Fidelity New York Municipal Trust II	Fidelity New York AMT Tax-Free Money Market Fund
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund
Fidelity Phillips Street Trust	Fidelity Cash Reserves
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves
Fidelity Revere Street Trust	Fidelity Cash Central Fund
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund
Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund
Fidelity School Street Trust	Fidelity Strategic Income Fund
Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund
Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund
Fidelity Union Street Trust II	Fidelity AMT Tax-Free Money Fund
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund
Variable Insurance Products Fund V	Asset Manager Portfolio
Variable Insurance Products Fund V	Asset Manager: Growth Portfolio
Variable Insurance Products Fund V	Investment Grade Bond Portfolio
Variable Insurance Products Fund V	Money Market Portfolio
Variable Insurance Products Fund V	Strategic Income Portfolio

IN WITNESS WHEREOF, the undersigned have set their hands and seals this 18th day of September, 2008.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	FIDELITY RESEARCH & ANALYSIS COMPANY

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FIDELITY MANAGEMENT & RESEARCH COMPANY

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FIDELITY INVESTMENTS MONEY MANAGEMENT INC.

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer

FMR CO., INC.

	By:	/s/ JS Wynant
	Name:	JS Wynant
	Title:	Treasurer